Business Combination: Acquisition of Tupperware’s Latin American Operations Schedule of Net Cash Outflow Arising on the Acquisition (Details) - Jun. 30, 2026 $ in Thousands, $ in Millions	MXN ($)	USD ($)
Schedule of Net Cash Outflow Arising on the Acquisition [Abstract]
Cash consideration actually paid, including acquisition-related escrow	$ 3,691,419
Less: cash and cash equivalents acquired	(284,755)
Net acquisition cash outflow presented in the statement of cash flows	$ 3,406,664	$ 215.0